UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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IFTH ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

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IFTH ACQUISITION CORP.
1690 South Congress Avenue, Suite 200
Delray Beach, Florida 33445
Supplement to
Proxy Statement for the Annual Meeting of Stockholders
to be Held Monday, March 16, 2009
Dear Stockholder:
This Supplement is being furnished to correct certain information contained in the table of “Security Ownership of Certain Beneficial Owners and Management” on page 6 of the Proxy Statement, related to our 2009 Annual Meeting, that is being delivered with this Supplement.
Due to an error, three of the 5% beneficial owners were inadvertently omitted from the table entitled “Security Ownership of Certain Beneficial Owners and Management.” This amendment replaces and restates the entire table entitled “Security Ownership of Certain Beneficial Owners and Management.”
It is anticipated that this Supplement will be mailed, alongside the Proxy Statement, on or about February 16, 2009, to all stockholders entitled to vote at the 2009 Annual Meeting.
By Order of the Board of Directors,

William J. Caragol
Chief Executive Officer, President and Acting Chief Financial Officer
Dated: February 13, 2009

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding beneficial ownership of shares of our common stock as of January 27, 2009 by:
•	each of our directors;

•	each of our named executive officers;

•	all of our executive officers and directors as a group; and

•	each person, each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of January 27, 2009 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 8,346,398 shares of our common stock outstanding as of January 27, 2009. Unless otherwise noted below, the address of the persons and entities listed in the table is c/o IFTH Acquisition Corp., 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

	Number of
	Shares	Percent of
	Beneficially	Outstanding
	Owned (1)	Shares
Name and Address of Beneficial Owner	(#)	(%)
Five percent stockholders:
R & R Consulting Partners, LLC and Scott R. Silverman (2)	4,120,000	46.8%
William J. Caragol (3)	3,370,000	40.4%
Blue Moon Energy Partners, LLC	2,570,000	30.8%
Jared Shaw (4)	1,322,975	14.1%
Andrew Larkin (5)	1,112,975	12.2%
Jerome C. Artigliere (6) 48 Stumpfield Road Kensington, New Hampshire 03833	500,000	5.7%
Kevin H. McLaughlin (7)	525,000	6.0%
Michael E. Krawitz (8)	450,000	5.1%
Ivan Posniak (9)	434,380	5.0%
Named Executive Officers and Directors:
Charles E. Baker, III (10)	100,000	1.2
William J. Caragol (3)	3,370,000	40.4%
Michael J. Feder (11)	—	*
Michael E. Krawitz (8)	450,000	5.1%
Jonathan F. McKeage (12)	120,000	1.4%
Kevin H. McLaughlin (7)	525,000	6.0%
J. Robert Patterson (13)	300,000	3.5%
Scott R. Silverman (2)	4,120,000	46.8%
Executive Officer and Directors as a group (5 persons) (14)	5,995,000	62.0%

*	Less than 1%

(1)	In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person pursuant to options exercisable within 60 days after January 27, 2009, are deemed outstanding for purposes of determining the total number of outstanding shares for such person, but are not deemed outstanding for such purposes with respect to all other stockholders.

(2)	Includes 2,570,000 shares directly owned by Blue Moon of which Mr. Silverman is a manager and controls a member of Blue Moon, R & R Consulting Partners, LLC, and 450,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009.

(3)	Includes 2,570,000 shares directly owned by Blue Moon, of which Mr. Caragol is a manager and member.

(4)	Includes 1,021,949 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009, over which Mr. Shaw has sole voting and dispositive power, and 301,026 shares of our common stock.

(5)	Includes 811,949 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009, over which Mr. Larkin has sole voting and dispositive power, and 301,026 shares of our common stock.

(6)	Includes 500,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009.

(7)	Includes 425,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009, over which Mr. McLaughlin has sole voting and dispositive power, and 100,000 shares of restricted stock which vest on January 1, 2010.

(8)	Includes 450,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009.

(9)	Includes 388,042 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009, over which Mr. Posniak has sole voting and dispositive power, and 46,338 shares of our common stock.

(10)	Consists of restricted stock, which vests on January 1, 2010.

(11)	Mr. Feder, our former acting interim chief financial officer, ceased being a named executive officer on October 24, 2008.

(12)	Mr. McKeage, our former chief executive officer, ceased being a named executive officer on July 2, 2008. The information included in the table is based solely on the Form 4 filed with the SEC on January 24, 2008 by Mr. McKeage.

(13)	Mr. Patterson, our former vice president, chief financial officer and treasurer, ceased being a named executive officer on March 21, 2008, and ceased being a director on July 22, 2008. Includes 300,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009.

(14)	All securities represent shares of our common stock and shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009 by our current directors and executive officer.